Investor Presentation March 7, 2023 Rob Saltiel President & CEO Kelly Youngblood Executive Vice President & CFO Exhibit 99.1

Forward Looking Statements Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “look forward,” “guidance,” “targeted”, “goals”, and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated February 13, 2023. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives.  The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures: Net Income (adjusted EBITDA) Net Income margin (adjusted EBITDA margin) Gross profit (Adjusted Gross Profit) Gross profit percentage (Adjusted Gross Profit percentage) Net Income (adjusted Net Income) Diluted Earnings per Share (adjusted diluted EPS) Selling, general and administrative expense (adjusted SG&A) Net cash provided by operations (free cash flow and free cash flow after dividends) Long-term debt, net (Net Debt) Return on Invested Capital (ROIC), Adjusted for LIFO They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth Rapidly improving financial performance and returns on invested capital Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

4Q22 Investor Presentation
MRC Global 4

Leading Global Distributor of Industrial Products, Services & Supply Solutions

Integral Supply Chain Partner to Customers and Suppliers


TTM Revenue by Region
84%
United States
5%
Canada
11%
International


North America
AK
Nisku, AB
Bakersfield, CA
Odessa, TX
Houston, TX
Munster, IN
Pittsburgh, PA
Valve Engineering & Modification Center
EMEA
Stavanger, NO
Bradford, UK
Rotterdam, NL
Dubai, UAE
APAC
Singapore
Perth, WA
Brisbane, QLD

Global Footprint

13	Regional Distribution Centers
26	Valve & Engineering Centers
110	Service Centers
	Headquarters
15	Countries
~2,800	Employees

Current as of December 31, 2022

Market-Leading Expertise in Industrial Products, Services and Supply Solutions Industrial Infrastructure Products: Flow-control equipment (valves and pipe) including low-emission valves that control pollution Measurement and instrumentation Gas meters and polyethylene pipe Value-added Services: Value actuation, modification and ValidTorqueTM Complete engineering documentation (CAD drawings) Testing services (e.g., hydrostatic testing, weld x-rays) Steam system surveys and audits On-site product assistance, training and demonstrations Quality Assurance Program – Approved Manufacturers List Qualification & Supplier Audits – Minimize quality issues and promote customer loyalty Integrated Supply Solutions – Complete inventory management services including warehouse and logistics solutions, stock replenishment and product rationalization Scalable Capabilities in Projects, Maintenance and Turnarounds across Multiple End-Market Sectors 4Q22 Investor Presentation

Highly Diversified Portfolio with a Stable Customer Base Valve, Automation, Measurement & Instrumentation Carbon Steel Pipe, Fittings & Flanges Gas Products General Products Stainless Steel & Alloy Pipe, Fittings & Flanges Upstream Production Gas Utilities Downstream, Industrial & Energy Transition 2022 REVENUE BY PRODUCT LINE 2022 REVENUE BY END-MARKET SECTOR 2022 REVENUE BY GEOGRAPHY United States International Canada Across End-Markets, Geographies and Products Midstream Pipeline 4Q22 Investor Presentation

Growth Drivers Multi-year growth expectations from: Continual safety and integrity projects and meter modernization Emissions reduction programs replacing valves New installations with a strong presence in high growth regions of the U.S. 5-year CAGR ~11% - Increasing customer budgets averages 5-7% per annum Market penetration by gaining new customers Market expansion with existing customers by capturing spend on additional product offerings and in new geographies Gas Utilities End-Market Sector $ millions $1,263 1 Largest Sector, Independent of Commodity Prices 38% of 2022 Revenue 4Q22 Investor Presentation

Growth Drivers Global energy transition projects as carbon reduction targets are prioritized and government stimulus is deployed, including: Petrochemical investments led by secular demand for plastics and other chemicals Expanded project management expertise supporting market penetration in energy transition and chemicals for both brownfield and greenfield projects Expansion of liquified natural gas (LNG) facilities in the U.S. and regasification terminals in Europe Increased turnaround and maintenance activity in chemicals and refining Downstream, Industrial & Energy Transition (DIET) End-Market Sector 12% Industrial & Energy Transition 9% Chemicals 9% Refining 30% of 2022 Revenue Energy Transition and Process Industry Investments Refinery conversions to biofuel feedstocks Hydroelectric power generation Hydrogen processing Offshore wind power generation Carbon capture and storage Geothermal power generation 4Q22 Investor Presentation

Growth Drivers Tightening global supply and demand driving increased well completion activity, production and gathering and processing facilities Need for energy security driving: Increasing demand for LNG exports from the U.S. to Europe Increasing European oil and gas production in the North Sea Activity in the U.S. shifting from private operators to IOCs and large independents Market penetration from enhanced product mix tailored to smaller producers Pipeline infrastructure capacity tightening leading to need for transmission expansion projects Upstream Production and Midstream Pipeline End-Market Sectors 32% of 2022 Revenue Traditional Energy Infrastructure 4Q22 Investor Presentation

($ millions) Rapidly Improving Top-Line and Bottom-Line Performance 5.2% 7.7% Annual Sales Growth Double-Digit Revenue Growth, Structurally More Efficient with High Operating Leverage Annual Adjusted EBITDA Growth Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. Reconciling the adjusted EBITDA and EBITDA % margin 2022 targets to annual 2022 outlook regarding the company’s net income is not reasonably possible as the impact from inflation or deflation on indices used to calculate LIFO is not possible to reasonably predict. 4Q22 Investor Presentation 26% 51% 79% Annual Adjusted EBITDA % Margin Growth: double-digit %

Rapidly Rising Returns – Creating More Value for Shareholders See reconciliation of non-GAAP measures to GAAP measures in the appendix ROIC is a key metric for capital stewardship and shareholder value creation Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital Significant progress in 2022, with continued improvement expected in 2023 4Q22 Investor Presentation

Leverage Ratio2 Liquidity3 ($ millions) Solid Balance Sheet with Flexibility for Future Growth Net debt is total debt less cash. See reconciliation in appendix. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Cash plus excess availability under the Global ABL facility. Net Debt1 4Q 22 $ 308M 4Q 22 $638 4Q 21 $532 Debt Profile (as of December 31, 2022) Cash & Cash Equivalents $ 32 Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 295 Global ABL Facility due 2026 45 Total Debt $ 340 4Q22 Investor Presentation

Annual Financial Outlook 2023 Guidance Revenue Profitability & Cash Flow Drivers 2023 annual – increase by double-digit percentage Adjusted Gross Profit – full year average of at least 21% Adjusted EBITDA – 8% or higher By sector Gas Utilities – increase by upper single-digit percentage SG&A – mid-13% range, as a percentage of sales DIET – increase by upper single-digit percentage Tax rate – 26 - 28% annual Upstream – increase by high teens percentage Midstream – increase by low teens percentage By segment Cash Flow U.S. – increase by low double-digit percentage Capital expenditures – $10 - 15M Canada – increase by low double-digit percentage Cash flow from operations – $120M or better International – increase by low double-digit percentage Sequential 1Q23 – down low single digit percentage versus 4Q22 Note: See our Current Report on Form 8-K dated February 13, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook. 4Q22 Investor Presentation

Diversity & Inclusion 40% of Board of Directors from Diversity Groups 75% of Board leadership positions from Diversity Groups including the Chairman Global company leadership roles, director level & above positions - 24% female U.S. manager & above positions - 21% racially or ethnically diverse Social Responsibility Strong safety culture Safety performance exceeds BLS peer group averages Global alignment on safety policies, tools and procedures Environmental Pollution control products support customers’ emission reduction targets Scope 1 emissions – reduced 10% in 2021 over 2020 Scope 2 emissions – 44% of electricity consumption from renewables in 2021, up from 21% in 2020 All steel pipe, valves and flanges from recycled steel to varying degrees Governance Adopted UN Sustainability Goals Executive compensation tied to safety metric Board of Directors’ Governance Committee renamed as ESG & Enterprise Risk Committee in 2022 ESG Developments Published our 5th ESG report in June 2022 Established SVP-Sustainability position in 2022 to lead ESG strategy and execution S&P’s ESG assessment: Top 15% in the Trading Companies and Distributors sector EUISSCA: Top 20% in the Distribution/Logistics and Shipping industry Electric Utility Industry Sustainable Supply Chain Alliance Ecovadis Bronze Medal winner Newsweek named MRC Global one of America’s Most Responsible Companies Sustainability Built into Organizational Values and Product Offerings 4Q22 Investor Presentation Note: Certain data based on 2022 ESG report for 2021 results where 2022 information is not yet available

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth Rapidly improving financial performance and returns on invested capital Sustainability principles embedded in organizational values and product offerings Diversified portfolio with long-term growth drivers in all end-market sectors Leading global distributor of industrial products, services and supply solutions

APPENDIX

Annual Financial Performance ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix Y-o-Y Growth (6%) 13% (24%) (33%) 20% 14% (12%) (30%) 4% 26% Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% (28%) (52%) 51% 79% 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8% 5.5% 7.8% Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%) 7% 33% 19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7% 20.1% 21.3% Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM NM NM ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 SALES ADJUSTED GROSS PROFIT & % MARGIN1 APPENDIX 4Q22 Investor Presentation

Balance Sheet ($ millions) Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. Working capital defined as current assets (excluding cash) – current liabilities. Sales are on trailing twelve months basis. 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x 2.6x 2.7x 1.7x 1.2x Net Leverage1: December 31, 2022 Cash and Cash Equivalents $ 32 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 295 Global ABL Facility due 2026 45 Total Debt $ 340 Preferred stock 355 Common stockholders’ equity 386 Total Capitalization $ 1,081 Liquidity $ 638 TOTAL DEBT CASH FLOW FROM OPERATIONS CAPITAL STRUCTURE NET WORKING CAPITAL AS % OF SALES2 APPENDIX 4Q22 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 3,363 $2,666 $2,560 $3,662 $4,172 $3,646 $3,041 $4,529 $5,933 $5,231 $5,571 Gross profit 610 18.1% $ 417 15.6% $ 431 16.8% $ 653 17.8% $ 689 16.5% $ 582 16.0% $ 468 15.4% $ 786 17.4% $ 1,018 17.2% $ 955 18.3% $ 1,014 18.2% Depreciation and amortization 18 19 20 21 23 22 22 21 22 22 19 Amortization of intangibles 21 24 26 42 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve 66 77 (19) (2) 62 28 (14) (53) 12 (20) (24) Inventory charges and other - - 46 5 - 6 45 - - - - Adjusted Gross Profit $ 715 21.3% $ 537 20.1% $ 504 19.7% $ 719 19.6% $ 819 19.6% $ 683 18.7% $ 568 18.7% $ 814 18.0% $ 1,120 18.9% $ 1,009 19.3% $ 1,058 19.0% Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated February 13, 2023. Adjusted Gross Profit Reconciliation APPENDIX 4Q22 Investor Presentation

4Q22 Investor Presentation
APPENDIX
MRC Global
20

Adjusted EBITDA Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2022		2021		2020		2019		2018		2017	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$ 3,363**		**$ 2,666**		**$2,560**		**$3,662**		**$4,172**		**$3,646**	
Net income (loss)	**$ 75**	**2.4%**	**$ (14)**	**(0.5)%**	**$ (274)**	**(10.7%)**	**$ 39**	**1.1%**	**$ 74**	**1.8%**	**$ 50**	**1.4%**
Income tax expense (benefit)	35		-		(9)		27		21		(43)	
Interest expense	24		23		28		40		38		31	
Depreciation and amortization	18		19		20		21		23		22	
Amortization of intangibles	21		24		26		42		45		45	
Increase (decrease) in LIFO reserve	66		77		(19)		(2)		62		28	
Equity-based compensation expense	13		12		12		16		14		16	
Foreign currency losses (gains)	8		2		2		(1)		(1)		(2)	
Employee separation	-		1		-		-		--			
Inventory-related charges	-		-		46		5		-		6	
Facility closures	-		1		17		-		-		-	
Goodwill & intangible asset impairment	-		-		242		-		-		-	
Severance & restructuring charges	1		1		14		9		4		14	
Gain on sale of leaseback	-		-		(5)		-		-		-	
Recovery of supplier bad debt & Supplier bad debt	-		-		(2)		5		-		-	
Gain on early extinguishment of debt	-		-		(1)		-		-		-	
Write off of debt issuance costs	-		-		-		-		1		8	
Litigation matter	-		-		-		-		-		3	
Change in fair value of derivative instruments	-		-		-		-		(1)		1	
Adjusted EBITDA	**$ 261**	**7.8%**	**$ 146**	**5.5%**	**$ 97**	**3.8%**	**$ 201**	**5.5%**	**$ 280**	**6.7%**	**$ 179**	**4.9%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2023.

4Q22 Investor Presentation
APPENDIX
MRC Global 21

Adjusted EBITDA Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31 2016		2015		2014		2013		2012	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$3,041**		**$4,529**		**$5,933**		**$5,231**		**$5,571**	
Net (loss) income	**$ (83)**	**(2.7%)**	**$ (331)**	**(7.3%)**	**$ 144**	**2.4%**	**$ 152**	**2.9%**	**$ 118**	**2.1%**
Income tax (benefit) expense	(8)		(11)		82		85		64	
Interest expense	35		48		62		61		113	
Depreciation and amortization	22		21		22		22		19	
Amortization of intangibles	47		60		68		52		49	
(Decrease) increase in LIFO reserve	(14)		(53)		12		(20)		(24)	
Equity-based compensation expense	12		10		9		15		8	
Foreign currency losses (gains)	4		3		3		13		(1)	
Goodwill & intangible asset impairment	-		462		-		-		-	
Inventory-related charges	40		-		-		-		-	
Severance & restructuring charges	20		14		8		1		-	
Loss on early extinguishment of debt	-		-		-		-		114	
Write off of debt issuance costs	1		3		-		-		-	
Litigation matter	-		3		-		-		-	
Change in fair value of derivative instruments	(1)		1		1		(5)		(2)	
Loss on disposition of non-core product line	-		5		10		-		-	
Insurance charge	-		-		-		2		-	
Cancellation of executive employment agreement (cash portion)	-		-		3		-		-	
Expenses associated with refinancing	-		-		-		5		2	
Pension settlement	-		-		-		-		4	
Other expense (income)	-		-		-		3		(1)	
Adjusted EBITDA	**$ 75**	**2.5%**	**$ 235**	**5.2%**	**$ 424**	**7.1%**	**$ 386**	**7.4%**	**$ 463**	**8.3%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2023.

4Q22 Investor Presentation
APPENDIX

MRC Global 22

Adjusted Net Income (Loss) Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2022		2021		2020		2019		2018		2017	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income (loss) attributable to common stockholders	**$ 51**	**$ 0.60**	**$ (38)**	**$ (0.46)**	**$ (298)**	**$ (3.63)**	**$ 15**	**$ 0.18**	**$ 50**	**$ 0.54**	**$ 26**	**$ 0.27**
Goodwill and intangible asset impairment, net of tax	-	-	-	-	234	2.85	-	-	-	-	-	-
Inventory-related charges, net of tax	-	-	-	-	38	0.46	5	0.06	-	-	6	0.06
Severance and restructuring, net of tax	-	-	1	0.01	12	0.15	7	0.08	3	0.03	14	0.15
Recovery of supplier bad debt and supplier bad debt, net of tax	-	-	-	-	(2)	(0.02)	5	0.06	-	-	-	-
Increase (decrease) in LIFO reserve, net of tax	50	0.59	58	0.71	(15)	(0.18)	(2)	(0.02)	48	0.52	18	0.19
Facility closures, net of tax	-	-	1	0.01	15	0.18	-	-	-	-	-	-
Gain on sale leaseback	-	-	-	-	(4)	(0.05)	-	-	-	-	-	-
Litigation matter, net of tax	-	-	-	-	-	-	-	-	-	-	2	0.02
Write-off of debt issuance costs, net of tax	-	-	-	-	-	-	-	-	1	0.01	5	0.05
Income tax adjustment	-	-	-	-	-	-	-	-	-	-	(50)	(0.52)
Adjusted net income (loss) attributable to common stockholders	**$ 101**	**$ 1.19**	**$ 22**	**$ 0.27**	**$ (20)**	**$ (0.24)**	**$ 30**	**$ 0.36**	**$ 102**	**$ 1.10**	**$ 21**	**$ 0.22**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 13, 2023.

4Q22 Investor Presentation
APPENDIX
MRC Global 23

Adjusted Net Income (Loss) Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31 2016		2015		2014		2013		2012	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (107)**	**$ (1.10)**	**$ (344)**	**$ (3.38)**	**$ 144**	**$ 1.40**	**$ 152**	**$ 1.48**	**$ 118**	**$ 1.22**
Goodwill and intangible asset impairment, net of tax	-	-	402	3.94	-	-	-	-	-	-
Inventory-related charges, net of tax	33	0.34	-	-	-	-	-	-	-	-
Severance and restructuring, net of tax	17	0.17	11	0.11	6	0.06	-	-	-	-
(Decrease) increase in LIFO reserve, net of tax	(9)	(0.09)	(33)	(0.32)	8	0.08	(13)	(0.13)	(15)	(0.15)
Loss on early extinguishment of debt, net of tax	-	-	-	-	-	-	-	-	74	0.76
Litigation matter, net of tax	-	-	2	0.02	-	-	-	-	-	-
Write-off of debt issuance costs, net of tax	1	0.01	2	0.02	-	-	-	-	1	0.01
Executive separation expense, net of tax	-	-	-	-	-	-	1	0.01	-	-
Loss on disposition of non-core product lines, net of tax	-	-	3	0.03	8	0.08	-	-	-	-
Insurance charge, net of tax	-	-	-	-	-	-	1	0.01	-	-
Expenses associated with refinancing, net of tax	-	-	-	-	-	-	3	0.03	-	-
Equity-based compensation acceleration, net of tax	-	-	-	-	-	-	3	0.03	-	-
Income tax adjustment	-	-	-	-	-	-	3	0.03	-	-
Cancellation of executive employment agreement, net of tax	-	-	-	-	3	0.03	-	-	-	-
Pension settlement, net of tax	-	-	-	-	-	-	-	-	3	0.03
Adjusted net (loss) income attributable to common stockholders	**$ (65)**	**$ (0.67)**	**$ 43**	**$ 0.42**	**$ 169**	**$ 1.65**	**$ 150**	**$ 1.46**	**$ 181**	**$ 1.87**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 13, 2023.

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated February 13, 2023. Net Debt & Leverage Ratio Calculation APPENDIX 4Q22 Investor Presentation December 31, ($ millions) 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Long-term debt, net $ 337 $ 295 $ 379 $ 547 $ 680 $ 522 $ 406 $ 511 $ 1,439 $ 970 $ 1,238 Plus: current portion of long-term debt 3 2 4 4 4 4 8 8 8 8 7 Long-term debt $ 340 297 $ 383 $ 551 $ 684 $ 526 $ 414 $ 519 $ 1,447 $ 978 $ 1,245 Less: cash 32 48 119 32 43 48 109 69 25 25 37 Net debt $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Net debt $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Trailing twelve months adjusted EBITDA 261 146 97 201 280 179 75 235 424 386 463 Leverage ratio 1.2 1.7 2.7 2.6 2.3 2.7 4.0 1.9 3.4 2.5 2.6

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company’s ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.   Return on Invested Capital (ROIC), Adjusted for LIFO APPENDIX ($ millions) 2022 2021 Net Income (loss) $ 75 $ (14) Interest expense, net of tax 18 17 Net Operating Profit After Tax (NOPAT) $ 93 $ 3 LIFO expense, net of tax 50 58 NOPAT, net of LIFO $ 143 $ 61 Long-term debt $ 340 $ 297 Shareholders’ equity 386 323 Preferred stock 355 355 Operating lease liabilities (short and long-term) 218 210 Invested Capital $ 1,299 $ 1,185 Add: Increase in LIFO reserve, net of tax 50 58 Invested Capital, net of LIFO $ 1,349 $ 1,243 ROIC, including LIFO 7.2% 0.3% ROIC, Adjusted for LIFO 11% 4.9%